Exhibit 10.3

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

PROMISSORY NOTE

Principal Amount: Up to $ 1,000,000	Dated as of November 30, 2021

Bengochea SPAC Sponsors I LLC (the “Maker”), a Delaware LLC, promises to pay to the order of Bengochea Capital LLC (the “Payee”), a Delaware LLC, the principal sum of up to One Million Dollars ($1,000,000) in lawful money of the United States of America, on the terms and conditions described below. All payments on this Note shall be made by wire transfer of immediately available funds or as otherwise determined by the Maker to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

1. Principal. Advances of principal may be made upon the request of Maker to Payee up to an aggregate of $ 1,000,000. References to the principal balance of this Promissory Note (this “Note”) shall be the amount that has been advanced. The principal balance of this Note shall be repayable after the earlier of (the “Maturity Date”) (a) the date on which Maker consummates its initial public offering (“IPO”) (b) March 31, 202 or (c) the date on which the Company determines not to conduct an initial public offering of its securities. The principal balance may be prepaid at any time.

2. Interest. This Note shall bear no interest.

3. Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys’ fees, then to the payment in full of any late charges and finally to the reduction of the unpaid principal balance of this Note.

4. Events of Default. The following shall constitute Events of Default:

(a) Failure to Make Required Payments. Failure by Maker to pay the principal of this Note within five (5) business days following the date when due.

(b) Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c) Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of maker in an involuntary case under the Federal Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

5. Remedies.

(a) Upon the occurrence of an Event of Default specified in Section 4(a), Payee may, by written notice to Maker, declare this Note to be due and payable, whereupon the principal amount of this Note, and all other amounts payable thereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b) Upon the occurrence of an Event of Default specified in Sections 4(b) and 4(c), the unpaid principal balance of, and all other sums payable with regard to, this Note shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

6. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

7. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

8. Notices. Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, (iv) sent by facsimile or (v) sent by e-mail, to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

If to Maker:
Dechert LLP
2929 Arch Street
Philadelphia, Pennsylvania 19104
Attention: Ken Winterbottom

If to Payee:
Bengochea Capital LLC
P.O. Box 2506
Toluca Lake, California 91610
Attention: Jose Bengochea

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a telefacsimile transmission confirmation, (iii) the date on which an e-mail transmission was received by the receiving party’s on-line access provider, (iv) the date reflected on a signed delivery receipt, or (vi) two (2) business days following tender of delivery or dispatch by express mail or delivery service.

9. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

10. Jurisdiction. The courts of New York have exclusive jurisdiction to settle any dispute arising out of or in connection with this agreement (including a dispute relating to any non-contractual obligations arising out of or in connection with this agreement) and the parties submit to the exclusive jurisdiction of the courts of New York.

11. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Trust Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of the trust account (other than interest income earned on such trust account) in which will be deposited the proceeds of Maker’s IPO and the proceeds of the sale of the securities issued in a private placement to be consummated concurrently with the completion of the Maker’s IPO, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account (other than interest income earned on such trust account) for any reason whatsoever.

13. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

14. Assignment. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

15. Further Assurance. The Maker shall, at its own cost and expense, execute and do (or procure to be executed and done by any other necessary party) all such deeds, documents, acts and things as the Payee may from time to time require as may be necessary to give full effect to this Promissory Note.

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be duly executed the day and year first above written.

IRON HORSE ACQUISITIONS CORP.
By:
Name:	Jose A. Bengochea
Title:	Chief Executive Officer

AMENDMENT TO PROMISSORY NOTE

July 11, 2022

This Amendment to the Promissory Note dated November 30, 2021 (the “Agreement”), between Bengochea SPAC Sponsors I LLC (the “Payee”) and Iron Horse Acquisitions Corp. (the “Maker”) is made as of the date set forth above. The parties to the Agreement are entering into this Amendment in order to amend the Agreement in the manner set forth below.

1. Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

1. Principal. Advances of principal may be made upon the request of Maker to Payee up to an aggregate of $1,500,000. References to the principal balance of this Promissory Note (this “Note”) shall be the amount that has been advanced. The principal balance of this Note shall be repayable after the earlier of (the “Maturity Date”) (a) the date on which Maker consummates its initial public offering (“IPO”) (b) December 31, 2022 or (c) the date on which the Company determines not to conduct an initial public offering of its securities. The principal balance may be prepaid at any time.

II. Section 15 of the Agreement is hereby amended and restated in its entirety as follows:

15. Further Assurance; Prior Agreements; Integration. This Agreement (together with that certain Amendment to Promissory Note, dated July 11, 2022) constitutes the entire agreement of the Parties regarding the Note and supersedes all contemporaneous and prior agreements, understandings, negotiations and discussions of the Parties, oral, written and implied, with regards to any prior or outstanding Notes or similar loan agreements between the Parties, which the Parties acknowledge have been merged into this Agreement and will be of no force or effect. This Agreement is intended as a final expression of the Parties’ agreement, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. Furthermore, the Maker shall, at its own cost and expense, execute and do (or procure to be executed and done by any other necessary party) all such deeds, documents, acts and things as the Payee may from time to time require as may be necessary to give full effect to this Promissory Note.

This Amendment supersedes any contrary or inconsistent provisions of the Agreement. As amended, the Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which will be deemed an original copy of this Amendment, and all of which, taken together, shall be deemed to constitute one and the same agreement. Execution copies may be exchanged by facsimile or other electronic means.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

Bengochea SPAC Sponsors I LLC

By:
Name: Jose A. Bengochea
Title: CEO

Iron Horse Acquisitions Corp.

By:
Name: Jose A. Bengochea
Title: CEO

[Signature Page to Amendment to Agreement]

SECOND AMENDMENT TO PROMISSORY NOTE

DECEMBER 31, 2022

This Second Amendment to the Promissory Note dated November 30, 2021 (the “Agreement”), between Bengochea Capital LLL (the “Payee”) and Bengochea SPAC Sponsors I LLC (the “Maker”) and first amended on July 21, 2022 is made as of the date set forth above. The parties to the Agreement are entering into this Amendment in order to amend the Agreement in the manner set forth below.

I. Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

1. Principal. Advances of principal may be made upon the request of Maker to Payee up to an aggregate of $1,500,000. References to the principal balance of this Promissory Note (this “Note”) shall be the amount that has been advanced. The principal balance of this Note shall be repayable after the earlier of (the “Maturity Date”) (a) the date on which Maker consummates its initial public offering (“IPO”) (b) May 16, 2022 or (c) the date on which the Company determines not to conduct an initial public offering of its securities. The principal balance may be prepaid at any time.

II. Section 15 of the Agreement is hereby amended and restated in its entirety as follows:

15. Miscellaneous.

a. Further Assurances. The Maker shall, at its own cost and expense, execute and do (or procure to be executed and done by any other necessary party) all such deeds, documents, acts and things as the Payee may from time to time require as may be necessary to give full effect to this Promissory Note.

b. Confidentiality. All parties acknowledge and agrees that the information about this Note and Agreement is non-public, confidential and proprietary in nature. Parties must treat such non-public, confidential and proprietary information confidentiality.

c. Prior Agreements; Integration. This Agreement (together with that certain First Amendment to Promissory Note, dated July 11, 2022 and this Second Amendment dated December 31, 2022) constitutes the entire agreement of the Parties regarding the Note and supersedes all contemporaneous and prior agreements, understandings, negotiations and discussions of the Parties, oral, written and implied, with regards to any prior or outstanding Notes or similar loan agreements between the Parties, which the Parties acknowledge have been merged into this Agreement and will be of no force or effect. This Agreement is intended as a final expression of the Parties’ agreement, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement.

This Amendment supersedes any contrary or inconsistent provisions of the Agreement. As amended, the Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which will be deemed an original copy of this Amendment, and all of which, taken together, shall be deemed to constitute one and the same agreement. Execution copies may be exchanged by facsimile or other electronic means.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

Bengochea Capital LLC

By:
Name: Jose A. Bengochea
Title: CEO/Founder

Bengochea SPAC Sponsors I LLC

By:
Name: Jose A. Bengochea
Title: CEO

[Signature Page to Amendment to Agreement]

THIRD AMENDMENT TO PROMISSORY NOTE

MAY 15, 2023

This Third Amendment to the Promissory Note dated November 30, 2021 (the “Agreement”), between Bengochea SPAC Sponsors I LLC (the “Payee”) and Iron Horse Acquisitions Corp. (the “Maker”), first amended on July 21, 2022, and second amended on November 1, 2022, is made as of the date set forth above. The parties to the Agreement are entering into this Amendment in order to amend the Agreement in the manner set forth below.

I. Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

1. Principal. Advances of principal may be made upon the request of Maker to Payee up to an aggregate of $1,500,000. References to the principal balance of this Promissory Note (this “Note”) shall be the amount that has been advanced. The principal balance of this Note shall be repayable (the “Maturity Date”) (a) for the first three hundred thousand dollars ($300,000), payable after the earlier of the date on which Maker consummates its initial public offering (“IPO”) or the date on which the Company determines not to conduct an initial public offering of its securities; (b) for the remaining one million two hundred thousand dollars ($1,200,000), upon consummation of the business transaction. The principal balance may be prepaid at any time.

II. Section 15(c) of the Agreement is hereby amended and restated in its entirety as follows:

15. Miscellaneous.

c. Prior Agreements; Integration. This Agreement (together with that certain First Amendment to Promissory Note, dated July 11, 2022, the Second Amendment dated November 1, 2022, and this Third Amendment dated May 15, 2023) constitutes the entire agreement of the Parties regarding the Note and supersedes all contemporaneous and prior agreements, understandings, negotiations and discussions of the Parties, oral, written and implied, with regards to any prior or outstanding Notes or similar loan agreements between the Parties, which the Parties acknowledge have been merged into this Agreement and will be of no force or effect. This Agreement is intended as a final expression of the Parties’ agreement, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement.

This Amendment supersedes any contrary or inconsistent provisions of the Agreement. As amended, the Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which will be deemed an original copy of this Amendment, and all of which, taken together, shall be deemed to constitute one and the same agreement. Execution copies may be exchanged by facsimile or other electronic means.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

Bengochea SPAC Sponsors I LLC

By:
Name: Jose A. Bengochea
Title: CEO

Iron Horse Acquisitions Corp.

By:

JANE WAXMAN

Title: CFO

Name:	Bill Caragol
Title:	COO

[Signature Page to Amendment to Agreement]

FOURTH AMENDMENT TO PROMISSORY NOTE

JUNE 30, 2023

This Fourth Amendment to the Promissory Note dated November 30, 2021 (the “Agreement”), between Bengochea SPAC Sponsors I LLC (the “Payee”) and Iron Horse Acquisitions Corp. (the “Maker”), first amended on July 21, 2022, second amended on November 1, 2022, and third amendment dated May 15, 2023, is made as of the date set forth above. The parties to the Agreement are entering into this Amendment in order to amend the Agreement in the manner set forth below.

I. Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

1. Principal. Advances of principal may be made upon the request of Maker to Payee up to an aggregate of $1,500,000. References to the principal balance of this Promissory Note (this “Note”) shall be the amount that has been advanced. The principal balance of this Note shall be repayable upon the earlier of (the “Maturity Date”) either (a) the date on which Maker closes its Private Warrant round to consummate its initial public offering (“IPO”) or (b) the date on which the Company determines not to conduct an initial public offering of its securities. The principal balance may be prepaid at any time.

II. Section 15(c) of the Agreement is hereby amended and restated in its entirety as follows:

15. Miscellaneous.

c. Prior Agreements; Integration. This Agreement (together with that certain First Amendment to Promissory Note, dated July 11, 2022, the Second Amendment dated November 1, 2022, the Third Amendment dated May 15, 2023, and this Fourth Amendment dated June 30, 2023) constitutes the entire agreement of the Parties regarding the Note and supersedes all contemporaneous and prior agreements, understandings, negotiations and discussions of the Parties, oral, written and implied, with regards to any prior or outstanding Notes or similar loan agreements between the Parties, which the Parties acknowledge have been merged into this Agreement and will be of no force or effect. This Agreement is intended as a final expression of the Parties’ agreement, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement.

This Amendment supersedes any contrary or inconsistent provisions of the Agreement. As amended, the Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which will be deemed an original copy of this Amendment, and all of which, taken together, shall be deemed to constitute one and the same agreement. Execution copies may be exchanged by facsimile or other electronic means.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

Bengochea SPAC Sponsors I LLC

By:
Name: Jose A. Bengochea
Title: CEO

Iron Horse Acquisitions Corp.

By:
Name: Jane Waxman
Title: CFO

By:
Name: William J. Caragol
Title: COO

[Signature Page to Amendment to Agreement]

FIFTH AMENDMENT TO PROMISSORY NOTE

OCTOBER 4, 2023

This Fifth Amendment to the Promissory Note dated November 30, 2021 (the “Agreement”), between Bengochea SPAC Sponsors I LLC (the “Payee”) and Iron Horse Acquisitions Corp. (the “Maker”), first amended on July 21, 2022, second amended on November 1, 2022, third amendment dated May 15, 2023, and fourth amended dated June 30, 2023, is effective as of the date set forth above. The parties to the Agreement are entering into this Amendment in order to amend the Agreement in the manner set forth below.

I. Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

1. Principal. Advances of principal may be made upon the request of Maker to Payee up to an aggregate of $1,500,000. References to the principal balance of this Promissory Note (this “Note”) shall be the amount that has been advanced. The principal balance of this Note shall be repayable upon either (a) the date on which the Maker consummates its initial business transaction (such date, the “Maturity Date”) or, at the Maker’s discretion, if funds allow, on (b) the date on which the Maker consummates the initial public offering of its securities. The principal balance (and any portion thereof) may be prepaid at any time. For the avoidance of doubt, this means that the Maker can, at the Maker’s discretion, if funds allow, elect to prepay a portion of the principal balance in connection with the consummation of the Maker’s private equity round and initial public offering of its securities, with the remaining balance to be due upon the consummation of the Maker’s initial business transaction.

II. Section 15(c) of the Agreement is hereby amended and restated in its entirety as follows:

15. Miscellaneous.

c. Prior Agreements; Integration. This Agreement (together with that certain First Amendment to Promissory Note, dated July 11, 2022, the Second Amendment dated November 1, 2022, the Third Amendment dated May 15, 2023, the Fourth Amendment dated June 30, 2023, and this Fifth Amendment dated September 29, 2023) constitutes the entire agreement of the Parties regarding the Note and supersedes all contemporaneous and prior agreements, understandings, negotiations and discussions of the Parties, oral, written and implied, with regards to any prior or outstanding Notes or similar loan agreements between the Parties, which the Parties acknowledge have been merged into this Agreement and will be of no force or effect. This Agreement is intended as a final expression of the Parties’ agreement, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement.

This Amendment supersedes any contrary or inconsistent provisions of the Agreement. As amended, the Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which will be deemed an original copy of this Amendment, and all of which, taken together, shall be deemed to constitute one and the same agreement. Execution copies may be exchanged by facsimile or other electronic means.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

Bengochea SPAC Sponsors I LLC

By:
Name: Jose A. Bengochea
Title: CEO

Iron Horse Acquisitions Corp.

By:
Name: Jane Waxman
Title: CFO

By:
Name: Bill Caragol
Title: COO

[Signature Page to Amendment to Agreement]